UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                (Amendment No.1)

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 11, 1999




                        WASTE SYSTEMS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)




           Delaware                                   95-4203626
(State or other jurisdiction of         (I.R.S. Employer Identification No.)
 incorporation or organization)

                                     0-25998
                             Commission File Number)

420 Bedford Street, Suite 300
Lexington, Massachusetts                                         02420
(Address of principal executive offices)                      (zip code)



                              (781) 862-3000 Phone
                               (781) 862-2929 Fax
              (Registrant's telephone number, including area code)



                   This document contains a total of 19 pages.

Item 2.  Acquisition or Disposition of Assets.

On March 11, 1999, Waste Systems International, Inc., through its wholly owned subsidiary WSI Pennsylvania Holdings, Inc. ("WSI" or the "Company") acquired Community Refuse Service, Inc, which is based in Shippensburg, Pennsylvania pursuant to the terms of a Stock Purchase Agreement dated March 11, 1999 by and among Robert H. Grove, Esther L. Grove, Michael Grove, Timothy Grove, Joseph
Grove and Robin Vink (collectively the "Shareholders" or "Sellers") and the Company. The description of the acquisition transaction set forth herein is qualified it its entirety by the Stock Purchase Agreement.

Pursuant to the Stock Purchase Agreement, WSI purchased all of the outstanding shares of the Community Refuse Service, Inc. for approximately $28.0 million in cash and assumption of debt. The acquisition has been accounted for using the purchase method of accounting.

The transaction includes all of the assets and liabilities relating to the operation of Community Refuse Service, Inc., which were used by the Shareholders in the solid waste disposal business.

In a related transaction, WSI, through its wholly owned subsidiary WSI Pennsylvania Holdings, Inc., also acquired substantially all of the assets of Cumberland Waste Services, Inc. The acquired assets were used by the Shareholders in the solid waste collection and recycling business.


Item 7.  Financial Statements and Pro Forma Financial Information and Exhibits.

The following consolidated financial statements, pro forma financial information and exhibits are filed as part of this report:

    A. Consolidated Financial Statements for Community Refuse Service, Inc., and Cumberland Waste Services, Inc. as of December 31, 1998 and 1997 (audited).


    B. Pro forma Combined Condensed Statement of Operations for the year ended December 31, 1998 and Combined Condensed Balance Sheet as of December 31, 1998 (unaudited).

                                   SIGNATURES

         Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                        WASTE SYSTEMS INTERNATIONAL, INC.


    Date:  May 24, 1999            By: /s/ Philip Strauss
         --------------                ---------------------
                                       Philip Strauss
                                       Chairman, Chief Executive Officer
                                       and President
                                       (Principal Executive Officer)



    Date: May 24, 1999              By: /s/ Bob Rivkin
          ------------                  --------------------
                                        Bob Rivkin
                                        Executive Vice President - Acquisitions,
                                        Chief Financial Officer, Secretary,
                                        Treasurer and Director
                                        (Principal Financial and Accounting
                                        Officer)

Item 7.  Financial Statements and Pro Forma Financial Information and Exhibits.

Item 7. (A)  Consolidated Financial  Statements for  Community  Refuse  Service,
             Inc., and Cumberland Waste Services, Inc. as of December 31, 1998 and 1997 (audited).





                  COMMUNITY REFUSE SERVICE, INC. AND AFFILIATE

                          Combined Financial Statements

                           December 31, 1998 and 1997

                   (With Independent Auditors' Report Thereon)



Independent Auditors' Report                                               1

Combined Financial Statements:

    Balance Sheets                                                         2

    Statements of Operations and Comprehensive Income                      4

    Statements of Stockholders' Equity                                     5

    Statements of Cash Flows                                               6

Notes to Combined Financial Statements                                     7

                          Independent Auditors' Report


The Board of Directors
Community Refuse Service, Inc.:


We have audited the accompanying combined balance sheets of Community Refuse Service, Inc. and Affiliate as of December 31, 1998 and 1997, and the related combined statements of operations and comprehensive income, stockholders' equity and cash flows for the years then ended. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Community Refuse Service, Inc. and Affiliate as of December 31, 1998 and 1997, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.


                                               KPMG  LLP

Harrisburg, Pennsylvania
April 16, 1999

               COMMUNITY REFUSE SERVICE, INC. AND AFFILIATE

                          Combined Balance Sheets

                        December 31, 1998 and 1997



 Assets                                                                              1998                1997
                                                                                -------------      --------------

Current assets:
    Cash and cash equivalents                                                   $  1,214,014       $     677,266
    Investment securities                                                            914,373             881,020
    Accounts receivable (less allowance for doubtful
       accounts of $50,000 for 1998 and 1997)                                        430,212             466,826
    Deposit on land purchase                                                          23,000                 --
    Parts inventory                                                                   25,941              11,651
    Other prepaid expenses                                                            28,626              47,527
                                                                                -------------       -------------

            Total current assets                                                   2,636,166           2,084,290
                                                                                -------------       -------------

Property, plant and equipment:
    Plant and equipment                                                            7,358,806           6,926,163
    Buildings - rental                                                               130,497              95,497
    Transportation equipment                                                         405,656             380,220
    Office equipment                                                                  50,115              39,936
    Land                                                                           1,235,567           1,016,299
    Landfill development costs                                                     1,983,430             830,426
                                                                                -------------       -------------

                                                                                  11,164,071           9,288,541
    Less accumulated depreciation and amortization                                 4,848,640           4,792,569
                                                                                -------------       -------------

            Property, plant and equipment - net                                    6,315,431           4,495,972
                                                                                -------------       -------------

Other assets:
    Loan to officer                                                                    6,376               6,376
    Restricted securities                                                          1,319,543           1,176,840
    Other assets                                                                       2,621                 190
                                                                                -------------       -------------

            Total other assets                                                     1,328,540           1,183,406
                                                                                -------------       -------------

Total assets                                                                    $ 10,280,137        $  7,763,668
                                                                                =============       =============


               COMMUNITY REFUSE SERVICE, INC. AND AFFILIATE

                          Combined Balance Sheets

                        December 31, 1998 and 1997



    Liabilities and Stockholders' Equity                                             1998                1997
                                                                                -------------       -------------

Current liabilities:
    Accounts payable                                                            $    787,619         $   187,793
    Deferred revenue                                                                 477,788             443,561
    Accrued expenses                                                                 219,373             146,824
    Current portion of long-term debt                                                488,390             257,618
    Current portion of landfill closure costs                                        385,000             512,000
                                                                                -------------        ------------

            Total current liabilities                                              2,358,170           1,547,796
                                                                                -------------        ------------

Long-term liabilities:
    Loan from stockholder                                                              5,312               5,312
    Landfill closure costs, less current portion                                   1,998,323           1,920,287
    Long-term debt, less current portion                                           1,118,422             858,532
                                                                                -------------        ------------

            Total long-term liabilities                                            3,122,057           2,784,131
                                                                                -------------        ------------

            Total liabilities                                                      5,480,227           4,331,927
                                                                                -------------        ------------

Stockholders' equity:
    Capital stock, $1.50 par value, 2,000 shares issued
       and outstanding                                                                 3,000               3,000
    Capital stock, $1.00 par value, 1,000 shares issued
       and outstanding                                                                 1,000               1,000
    Accumulated other comprehensive income - net
       unrealized appreciation on investment securities                               35,096              22,436
    Retained earnings                                                              4,760,814           3,405,305
                                                                                -------------        ------------

            Total stockholders' equity                                             4,799,910           3,431,741
                                                                                -------------        ------------

Total liabilities and stockholders' equity                                      $ 10,280,137         $ 7,763,668
                                                                                =============        ============


See accompanying notes to combined financial statements.

               COMMUNITY REFUSE SERVICE, INC. AND AFFILIATE

        Combined Statements of Operations and Comprehensive Income

              For the years ended December 31, 1998 and 1997



                                                                                     1998                1997
                                                                                -------------        ------------

Revenues                                                                        $  6,772,524         $ 4,470,599
Cost of revenues                                                                   2,649,017           1,610,355
                                                                                -------------        ------------

            Gross profit                                                           4,123,507           2,860,244

General and administrative expenses                                                3,034,368           2,505,168
                                                                                -------------        ------------

            Net operating income                                                   1,089,139             355,076
                                                                                -------------        ------------

Other income (expense):
    Interest and dividends                                                           162,865             127,671
    Gain (loss) on sale of fixed assets                                              135,590              (7,832)
    Gain on sale of investment securities                                              6,709                 --
    Insurance proceeds                                                                58,971                 --
    Interest expense                                                                (125,165)           (123,692)
    Other, net                                                                        27,400              21,001
                                                                                -------------        ------------

            Net other income                                                         266,370              17,148
                                                                                -------------        ------------

            Net income                                                             1,355,509             372,224

Other comprehensive income:
    Unrealized gain on investment securities                                          12,660               9,171
                                                                                -------------        ------------

Comprehensive income                                                            $  1,368,169         $   381,395
                                                                                =============        ============


See accompanying notes to combined financial statements.

                  COMMUNITY REFUSE SERVICE, INC. AND AFFILIATE

                   Combined Statements of Stockholders' Equity

                 For the years ended December 31, 1998 and 1997



                                                            Capital      Capital       Accumulated
                                                             stock        stock           other                            Total
                                                             $1.50        $1.00       comprehensive       Retained     stockholders'
                                                           par value    par value         income          earnings         equity
                                                           ----------   ----------    --------------    ------------   -------------

Balances, January 1, 1997                                  $   3,000    $   1,000       $   13,265      $ 3,103,081     $ 3,120,346

Comprehensive income:
   Net income                                                    --           --               --           372,224         372,224
   Net unrealized change in investment securities                --           --             9,171              --            9,171
   Distributions to stockholders                                 --           --               --           (70,000)        (70,000)
                                                           ----------   ----------    --------------    ------------   -------------

Balances, December 31, 1997                                    3,000        1,000           22,436        3,405,305       3,431,741

Comprehensive income:
   Net income                                                    --           --               --         1,355,509       1,355,509
   Net unrealized change in investment securities                --           --            12,660              --           12,660
                                                           ----------   ----------    --------------    ------------   -------------

Balances, December 31, 1998                                $   3,000    $   1,000       $   35,096      $ 4,760,814     $ 4,799,910
                                                           ==========   ==========    ==============    ============   =============


See accompanying notes to combined financial statements.

                  COMMUNITY REFUSE SERVICE, INC. AND AFFILIATE

                        Combined Statements of Cash Flows

                 For the years ended December 31, 1998 and 1997



                                                                                      1998               1997
                                                                                --------------       ------------

Cash flows from operating activities:
  Net income                                                                    $   1,355,509        $   372,224
  Adjustments to reconcile net income to net cash
    provided by operating activities:
      Depreciation                                                                    724,566            624,121
      Investment earnings                                                            (162,865)          (127,671)
      Gain on sale of investment securities                                            (6,709)               --
      (Gain) loss on sale of fixed assets                                            (135,590)             7,832
      Insurance proceeds                                                              (58,971)               --
      Decrease in accounts receivable                                                  36,614             78,486
      Increase in parts inventory                                                     (14,290)           (11,651)
      Increase (decrease) in landfill development costs                            (1,153,004)           218,268
      Decrease in other prepaid expenses                                               18,901             82,436
      Increase in other assets                                                         (2,431)              (416)
      Increase (decrease) in accounts payable                                         599,826           (164,154)
      Increase (decrease) in deferred revenue                                          34,227           (189,534)
      Increase in accrued expenses                                                     72,549             46,918
      Decrease in landfill closure costs                                              (48,964)          (431,074)
                                                                                --------------       ------------

     Net cash provided by operating activities                                      1,259,368            505,785
                                                                                --------------       ------------

Cash flows from investing activities:
    Purchase of property, plant and equipment                                      (1,425,431)          (168,777)
    Proceeds from sale of fixed assets                                                170,000                --
    Purchase of investment securities                                                 (43,638)          (795,603)
    Proceeds from disposals of investment securities                                   29,654            760,480
    Deposit on land purchase                                                          (23,000)              --
    Increase in restricted securities                                                (142,703)          (138,528)
    Investment earnings                                                               162,865            127,671
    Insurance proceeds                                                                 58,971                --
                                                                                --------------       ------------

     Net cash flows used in investing activities                                   (1,213,282)          (214,757)
                                                                                --------------       ------------

Cash flows from financing activities:
    Increase in loans from stockholders                                                   --               3,036
    Proceeds from long-term borrowings                                                928,114             44,082
    Principal repayment of long-term borrowings                                      (437,452)          (371,312)
    Net distributions to stockholders                                                     --             (70,000)
                                                                                --------------       ------------

      Net cash flows provided by (used in) financing activities                       490,662           (394,194)
                                                                                --------------       ------------

     Net increase (decrease) in cash and cash equivalents                             536,748           (103,166)
Cash and cash equivalents, beginning of year                                          677,266            780,432
                                                                                --------------       ------------

Cash and cash equivalents, end of year                                          $   1,214,014        $   677,266
                                                                                ==============       ============

Supplemental disclosures:
  Cash paid during the year for interest                                        $     125,165        $   123,692
                                                                                =================    ============


See accompanying notes to combined financial statements.

(1)    Summary of Significant Accounting Policies

       (a)    Principles of Combination

              The combined financial statements include the financial statements of Community Refuse Service, Inc. (CRS) and its affiliate, Cumberland Waste Services, Inc. (CWS). Both companies are 100% owned by members of the same family. All significant intercompany balances and transactions have been eliminated in combination. A brief description of the operations of the companies follows:

              CRS was incorporated on October 12, 1968. CRS currently operates a landfill in Cumberland County, Pennsylvania.

              CWS began  operations  as of January 1, 1996 when the separate and distinct operations were extracted from CRS. CWS currently operates a waste removal and transfer service in central Pennsylvania.

       (b)    Revenue Recognition

              Disposal revenue is recognized when refuse is delivered to the landfill. Hauling revenue is recognized during the time period service takes place. Deferred revenue on the combined balance sheets represents disposal revenue collected in advance and hauling revenue collected prior to the service period.

       (c)    Cash and Cash Equivalents

              All short-term investments which have an original maturity of 90 days or less are considered to be cash equivalents.

       (d)    Investment Securities and Restricted Securities

              Securities held by the Company at December 31, 1998 and 1997 consist of U.S. Treasury, municipal debt and equity securities. Debt and equity securities are classified into one of three categories: trading, available-for-sale, or held-to-maturity. Trading securities are bought and held principally for the purpose of selling them in the near term. Held-to-maturity securities are those securities in which the Company has the ability and intent to hold the security until maturity. All securities not included in trading or held-to-maturity are classified as available-for-sale. The Company has no securities classified as trading.

              Available-for-sale securities are recorded at fair value and are classified as investment securities on the combined balance sheets. Unrealized holding gains and losses on available-for-sale securities are excluded from earnings and are reported as a separate component of other comprehensive income until realized. Realized gains and losses from the sale of available-for-sale securities are determined on a specific identification basis. Dividend and interest income is recognized when earned. Restricted securities consist principally of securities deposited in connection with the future financial obligation of landfill closure. Amounts are principally invested in fixed income securities of the U.S. government and municipalities. The Company considers its restricted securities to be held-to-maturity. Held-to-maturity securities are recorded at amortized cost.

       (e)    Landfill Development Costs

              The costs incurred to prepare a new section (cell) of the landfill are reflected as landfill development costs on the combined balance sheets. The landfill development costs are amortized using the unit-of-production method, which is calculated using the total units of airspace filled during the year in relation to total estimated permitted airspace capacity of the new cell.

       (f)    Property, Plant, and Equipment

              Property, plant, and equipment are stated at cost. Depreciation expense is computed using straight-line and accelerated methods over estimated useful lives between 5 and 15 years, except for buildings, which are depreciated over 27.5 to 31.5 years.

              Additions, improvements, and expenditures for maintenance that significantly extend the useful lives of equipment are capitalized. Other expenditures for maintenance and repairs are expensed.

              When property or equipment is sold or retired, the original cost is removed from the asset account together with the related accumulated depreciation. Gains or losses resulting from these transactions are included in income or expense.

       (g)    Accrued Landfill Closure Costs

              The Company estimates and accrues landfill closure costs on a unit of production basis over the remaining permitted airspace capacity for each Pennsylvania Department of Environmental Protection expansion approval. The accrual is based on final capping of the site, site inspection, leachate management, and methane gas control.

       (h)    Income Taxes

              Both companies, with the consent of their stockholders, have elected to be treated as Small Business Corporations (S corporations) for federal income tax purposes which provides that, in lieu of corporation income taxes, the stockholders are taxed on each company's taxable income. Therefore, no provision for federal income taxes is presented in these combined financial statements for these earnings. Both companies have also elected to be taxed as S corporations for state income tax reporting and no provision for state income taxes is presented.

       (i)    Long-Lived Assets

              Long-lived assets and certain identifiable intangibles are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets.

       (j)    Use of Estimates

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

       (k)    Comprehensive Income

              On January 1, 1998, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 130, Reporting Comprehensive
              Income. SFAS No. 130 establishes standards for reporting and presentation of comprehensive income and its components in a full set of financial statements. Comprehensive income consists of net income and net unrealized gains (losses) on securities and is presented in the combined statements of stockholders' equity and operations and comprehensive income. The Statement requires only additional disclosures in the combined financial statements; it does not affect the Company's financial position or results of operations. Prior year financial statements have been reclassified to conform to the requirements of SFAS No. 130.

(2)    Investment Securities

       The amortized cost, gross unrealized holding gains, gross unrealized holding losses and fair value for available-for-sale securities by major security type and class of security at December 31, 1998 and 1997 were as follows:

                                                      Gross        Gross
                                                    unrealized   unrealized
                                       Amortized      holding      holding        Fair
                                         cost          gains        losses        value
                                       ---------    -----------  -----------    ---------
       At December 31, 1998
         U.S. Treasury securities      $ 785,120         6,749    $     -       $ 791,869
         Equity securities                94,157        28,347          -         122,504
                                       ---------    -----------   ----------    ---------
                                       $ 879,277     $  35,096    $     -       $ 914,373
                                       =========    ===========   ==========    =========

       At December 31, 1997
         U.S. Treasury securities      $ 785,120     $      -     $   (858)     $ 784 262
         Equity securities                73,464        23,294          -          96,758
                                       ---------    ----------    ----------    ---------
                                       $ 858,584     $  23,294    $   (858)     $ 881,020
                                       =========    ==========    ==========    =========

(3)    Deposit on Land Purchase

       The Company has entered into a contract to purchase a property adjacent to its landfill. A down payment of $23,000 on December 21, 1998 was made. This represents approximately ten percent of the total purchase price.


(4)    Restricted Securities

       Under the regulations of the Commonwealth of Pennsylvania's Department of Environmental Protection (DEP), the Company must post a bond to insure funds for any clean-up activity that may be required upon the closure of the landfill facility. The bond would be returned upon the closure of the facility less any amount used for clean-up activities. The Company estimates that the remaining life of the current facility is at least five to ten years. The DEP commitment is secured by various letters of credit issued by Valleybank and Trust Company in the amount of $1,990,470. The DEP commitment for the area known as the Newton Expansion is secured by a letter of credit issued by Valleybank and Trust Company in the amount of $3,576,668.

       Pursuant to a disposal agreement between the Solid Waste Authority of Cumberland County and the Company a ten-percent performance bond is to be provided. Under the agreement, the Company has reserved disposal capacity for municipal solid waste at its landfill to serve the long-term disposal needs of Cumberland County. Additionally, the agreement establishes maximum disposal rates which the Company may charge the County.

       Valleybank and Trust Company is holding U.S. Treasury and municipal debt securities in trust to secure the two obligations discussed above, as follows:

                                                            1998          1997
                                                         ----------   ----------
       Pennsylvania Department of
           Environmental Protection                      $1,175,232   $1,041,002
       Cumberland County Waste Authority                    144,311      135,838
                                                         ----------   ----------
                                                         $1,319,543   $1,176,840
                                                         ==========   ==========

(5)    Deferred Revenue

       Deferred revenue at December 31, 1998 and 1997 consists of the following:

                                                            1998          1997
                                                         ----------   ----------
       Landfill disposal deposit                         $  433,573   $  433,573
       Hauling fees                                          44,215        9,988
                                                         ----------   ----------
                                                         $  477,788   $  443,561
                                                         ==========   ==========


       The Company reserved landfill space for future use by a single customer. The customer advanced a non-refundable deposit of $750,000 on January 3, 1995. The deposit is being recognized as income on a pro-rated basis as the landfill space is utilized. The customer is required to utilize the reserved space within five years from the date of the deposit or the remaining deposit will be forfeited. The agreement limits the amount of usage on a monthly basis. As of December 31, 1998 and 1997, $433,573 remains as deferred revenue under this arrangement.


(6)    Line of Credit

       The Company has a $3,175,000 line of credit facility with Valleybank and Trust Company, of which $2,175,000 is available for use as Letters of Credit. There were letters of credit outstanding at December 31, 1998 amounting to $1,990,470. The remaining $1,000,000 is available for operations. Interest is payable at the Valleybank and Trust Company base rate. There was no outstanding balance as of December 31, 1998 or 1997.

(7)    Long-Term Debt

       As of December 31, 1998 the Company had long-term debt as follows:

                                                                Monthly                     Current
       Lender/security                    Rate      Maturity    payment        Balance      portion
       ---------------                    ----      --------    --------     ----------    ---------
       CRS
        Caterpillar Financial Services:
          CAT  CS563 Compactor            6.13%     11/2000     $  1,344     $   29,088    $  14,751
          Tractor D8N                     7.39%      5/2002        5,437        250,900       48,330
        Valleybank and Trust Company:
          JCB Backhoe                     7.75%      3/2001          994         24,708       10,386
          Waste Treatment Plant          10.25%      1/2002       19,182        659,910      186,917
          CAT 826 Compactor               7.88%      4/2001        5,474        144,129       56,339
                                                                              ---------    ---------
                                                                              1,108,735      316,723
                                                                              ---------    ---------

       CWS
        Valleybank and Trust Company:
          1996 Mack truck                 8.00%      4/2001        2,261         65,265       22,756
          1996 Mack truck                 8.00%      4/2001        2,794         80,659       28,123
          1999 Leach Curb Tender          8.08%      6/2003        3,149        142,268       27,409
          1999 Mack truck                 7.95%      7/2003        2,025         34,168       22,391
        Associates Commercial
         Corporation:
          1996 Marmon tractor             8.58%      2/2001        1,781         42,118       18,472
          1998 Mack RD688S                7.95%      5/2001        2,536         65,605       25,371
        Financial Federal Credit, Inc.-
         Equity Lease:
          Schaeffer 95 gal containers     5.00%      5/2001        2,494         67,994       27,145
                                                                              ---------    ---------
                                                                                498,077      171,667
                                                                              ---------    ---------
       Totals                                                                $1,606,812    $ 488,390
                                                                              =========    =========

       As of December 31, 1998 the long-term debt matures as follows:

                         Year
                         ----
                         1999            $   488,390
                         2000                516,074
                         2001                414,552
                         2002                169,334
                         2003                 18,462
                                          ----------
                         Totals          $ 1,606,812
                                          ==========


       As of December 31, 1997 the Company had long-term debt as follows:


                                                                Monthly                     Current
       Lender/security                    Rate      Maturity    payment       Balance       portion
       ---------------                    ----      --------    --------     ----------    ---------
       CRS
        Caterpillar Financial Services:
          CAT  CS563 Compactor            6.13%     11/2000     $  1,344     $   42,960    $  13,876
          950 CAT                         8.34%      4/1998        3,671         14,450       14,450
        Valleybank and Trust Company:
          JCB Backhoe                     7.75%      3/2001          994         34,276        9,727
          Waste Treatment Plant          10.25%      1/2002       19,182        831,823      172,157
                                                                              ---------    ---------
                                                                                923,509      210,210
                                                                              ---------    ---------

       CWS
        Valleybank and Trust Company:
          1996 Mack truck                 8.00%      4/2001        2,261         86,159       21,203
          1996 Mack truck                 8.00%      4/2001        2,794        106,482       26,205
                                                                              ---------    ---------
                                                                                192,641       47,408
                                                                              ---------    ---------
       Totals                                                                $1,116,150    $ 257,618
                                                                              =========    =========


 (8)   Employee Benefit Plans

       The Company currently has two employee benefit plans in existence. The Company adopted its defined contribution profit sharing plan on January 1, 1989. The plan is a non-contributory money purchase plan. The Company's plan has received Internal Revenue Service approval under Internal Revenue Code sections 401(A) and 501(A). The Company may, at its sole discretion, contribute up to 10% of the annual salaries of participants to the plan. The plan covers virtually all of the Company's employees. For the years ended December 31, 1998 and 1997 no contributions were made.

       Additionally, the Company created a 401(k) plan in 1995. Employees are permitted to contribute up to 15% of their salary and the Company matches 100% of the contributions, up to $500 per year. Company contributions amounted to $7,245 and $6,638 in 1998 and 1997, respectively.


(9)    Change in Company Ownership

       The stockholders of Community Refuse Service, Inc. sold their stock, and Cumberland Waste Services, Inc. sold substantially all of its assets, to Waste Systems International, Inc. on March 11, 1999.

Item 7. (B)  Pro forma Combined Condensed  Statement of  Operations for the year ended December 31, 1998 and Combined Condensed Balance Sheet as of December 31, 1998 (unaudited).


Pro Forma Combined Condensed Financial Statements as of December 31, 1998.

On March 11, 1999, Waste Systems International, Inc. ("WSI" or the "Company") acquired Community Refuse Service, Inc. and its affiliate, Cumberland Waste Services, Inc. (collectively, "Community Refuse and Affiliate") which are based in Shippensburg, Pennsylvania, pursuant to the terms of the stock purchase and asset agreements dated March 11, 1999. Pursuant to the terms of the stock purchase and asset agreements, WSI purchased all of the outstanding shares of Community Refuse and substantially all the assets of Cumberland Waste Services for approximately $30.1 million in cash and assumption of liabilities.

The following unaudited Pro Forma Consolidated Condensed Financial Statements are based on historical Consolidated Financial Statements of Waste Systems International (WSI) and Community Refuse Service, Inc. and Affiliate to give effect to the acquisition of Community Refuse Service, Inc. and Affiliate for consideration of $30,140,043.

The transaction is presented as if it had occurred on January 1, 1998.

The pro forma financial data may not be indicative of what the financial condition of WSI would have been had the transaction to which such data gives effect been completed on the date assumed, nor are such data necessarily indicative of the financial condition of WSI that may exist in the future.


The following unaudited Pro Forma information should be read in conjunction with the notes thereto and the consolidated financial statements and notes of WSI for each of the three years in the period ended December 31, 1998 included in the Company's December 31, 1998 Form 10K and the historical financial statements of Community Refuse Service, Inc. and Affiliate appearing elsewhere in this filing

Waste Systems International, Inc.
Proforma Financial Statements
December 31, 1998

                                        Waste         Community
                                       Systems         Refuse
                                    International,       and                              Proforma Adjustments           Proforma
                                         Inc.         Affiliate       Total            Debit               Credit          Total
                                    --------------  ------------   -------------    ------------        -------------   ------------

Cash                                $    193,613   $  1,214,014   $   1,407,627    $ 69,892,059(A,B,C) $  1,214,014(C)  $ 70,085,672
Investments                               39,842        914,373         954,215               -                   -          954,215
Accounts receivable                    5,235,534        430,212       5,665,746               -             430,212(C)     5,235,534
Other current assets                   4,769,285         77,567       4,846,852               -                   -        4,846,852
                                    ------------    -----------    ------------    ------------         -----------      -----------
  Total current assets                10,238,274      2,636,166      12,874,440      69,892,059           1,644,226       81,122,273


Property, plant and equipment, net    44,685,735      6,315,431      51,001,166      24,565,238  (A)              -       75,566,404

Other assets                          41,192,690      1,328,540      42,521,230         774,895  (A)              -       43,296,125
                                    ------------    -----------   -------------    ------------         -----------     ------------
  Total assets                      $ 96,116,699   $ 10,280,137   $ 106,396,836    $ 95,232,192        $  1,644,226     $199,984,802
                                    ============   ============   =============    ============         ===========     ============


Current portion, long term debt        8,259,922        488,390       8,748,312         488,390  (C)              -        8,259,922
Accounts payable                       3,849,632        787,619       4,637,251               -                   -        4,637,251
Accrued expenses                       2,742,539        219,373       2,961,912               -                   -        2,961,912
Deferred revenue                       1,866,128        477,788       2,343,916               -                   -        2,343,916
Current portion of land fill
    closure costs                              -        385,000         385,000               -                   -          385,000
                                    ------------    -----------   -------------    -------------        -----------     ------------
  Total current liabilities           16,718,221      2,358,170      19,076,391         488,390                   -       18,588,001

Long-term debt, less current portion  74,861,187      1,118,422      75,979,609       1,118,422  (C)    100,000,000(B)   174,861,187
Loan from stockholder                          -          5,312           5,312           5,312  (C)              -                -
Landfill closure costs                 2,798,597      1,998,323       4,796,920               -                   -        4,796,920
                                    ------------    -----------   -------------    ------------         -----------    -------------
  Total liabilities                   94,378,005      5,480,227      99,858,232       1,612,124         100,000,000      198,246,108

Capital stock                            117,184          4,000         121,184           4,000  (A)              -          117,184
Additional paid in capital            37,810,712              -      37,810,712               -                   -       37,810,712
Accumulated comprehensive income               -         35,096          35,096          35,096  (A)              -                -
Retained earnings                    (36,189,202)     4,760,814     (31,428,388)      4,760,814  (A)              -     (36,189,202)
                                    -------------   -----------   -------------    ------------         -----------    -------------
  Total stockholders' equity           1,738,694      4,799,910       6,538,604       4,799,910                   -        1,738,694
                                    -------------   -----------   -------------    ------------         -----------    -------------
Total liabilities and
     stockholders' equity           $ 96,116,699   $ 10,280,137   $ 106,396,836    $  6,412,034        $100,000,000    $ 199,984,802
                                    =============  ============   =============    ============        ============    =============


                                        Waste         Community
                                       Systems         Refuse
                                    International,       and                              Proforma Adjustments           Proforma
                                         Inc.         Affiliate       Total            Debit               Credit          Total
                                    --------------  ------------   -------------    ------------        -------------   ------------

Revenue                             $ 21,044,584   $  6,772,524   $  27,817,108                -                   -      27,817,108
Cost of revenue                       14,499,528      1,924,451      16,423,979                -                   -      16,423,979
Depreciation and amortization          4,501,424        724,566       5,225,990        1,645,703(A)                -       6,871,693
                                    -------------   -----------   --------------    ------------        -------------   ------------
  Gross profit                         2,043,632      4,123,507       6,167,139        1,645,703                   -       4,521,436
Selling, general and adminstrative     4,482,478      3,034,368       7,516,846                -                   -       7,516,846
Other costs and expenses                 870,964       (404,195)        466,769                -                   -         466,769
                                    -------------   -----------   --------------    ------------        -------------   ------------
  Loss from operations                (3,309,810)     1,493,334      (1,816,476)       1,645,703                   -     (3,462,179)
Interest expense                       4,073,693        125,165       4,198,858       11,500,000(B)          125,165(B)   15,573,693
                                    -------------   -----------   --------------    ------------        -------------   ------------
Net income (loss)                   $ (7,383,503)  $  1,368,169   $   (6,015,334)   $(13,145,703)           (125,165)  $(19,035,872)
                                    =============   ===========   ===============   =============       =============   ============



Notes to the Unaudited Pro Forma Consolidated Balance Sheet
(A) Reflects the acquisition of Community Refuse and Affiliate accounted for using the purchase method for total consideration of $30,140,043, and the elimination of Community Refuse and Affiliate equity as part of recording the net book value of Community Refuse and Affiliate. The allocation of purchase price was based on preliminary values and will be subject to final adjustment. The purchase price was allocated as follows:

            Land, buildings and improvements                      $    563,000
            Rolling stock                                              781,000
            Machinery and equipment                                  1,270,500
            Furniture and fixtures                                      12,500
            Containers and compactors                                  450,605
            Goodwill and other intangible assets                       774,895
            Landfill costs                                          26,287,543
                                                                  ------------
                                                                  $ 30,140,043
                                                                  ============

     The entire purchase price of $30,140,043 net of the assumption of liabilities was assumed to be paid out of Waste System International's $100,000,000 Senior Notes offering that was consummated on March 2, 1999.


(B) Reflect the Company's $100 million Senior Notes offering, a portion of the proceeds of which was utilized to purchase Community Refuse and Affiliate.

(C)  Reflects assets and liabilities retained by the seller.


Notes to the Unaudited Pro Forma Consolidated Statement of Operations
(A) To reflect adjustment to landfill amortization costs based on the valuation of the assets acquired.
(B) To reflect interest expense on the $100,000,000 Senior Notes used to acquire Community Refuse and Affiliate, net of reduction of related interest expense on Community Refuse Service and Affiliate debt.